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                                 Exhibit 23.1
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                         CONSENT OF INDEPENDENT AUDITORS

          We consent to the use in this Amendment No. 1 to Registration Statement No. 333-82321 on Form S-6 of our report dated July 15, 1999, appearing in the Prospectus, which is part of this Registration Statement. We consent to the reference to our Firm as experts under the heading "Auditors" in the Prospectus which is a part of this Registration Statement.

                                        /s/Deloitte & Touche LLP
                                        ------------------------
                                        Deloitte & Touche LLP


July 15, 1999
New York, New York